     As filed with the Securities and Exchange Commission on July 22, 1998

                                                       Total Number of Pages - 4
                                                   Index to Exhibits at Page - 4

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ___________
                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      METAWAVE COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                                        91-1673152
(State of incorporation or organization)                  (IRS Employer
                                                          Identification No.)

10735 WILLOWS ROAD NE
P.O. BOX 97069
REDMOND, WA                                               98073-9769
(Address of principal executive offices)                  (Zip Code)

If this form relates to the registration of a            If this form relates to the registration of a
class of securities pursuant to Section 12(b)            class of securities pursuant to Section
of the Exchange Act and is effective                     12(g) of the Exchange Act and is effective
pursuant to General Instruction A.(c),                   pursuant to General Instruction A.(d),
check the following box.    [_]                          check the following box.     [_]

Securities Act registration statement file number to which this form relates:
                           ---------- (if applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                         Name of each exchange on which
          to be so registered                         each class is to be registered
          -------------------                         ------------------------------

                 None                                             None

       Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, $0.0001 PAR VALUE PER SHARE
              ------------------------------------------------------------
                                (Title of Class)

Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

          Incorporated by reference to the information set forth under the caption "Description of Securities" in the Registrant's Registration Statement on Form S-1 (SEC File No. 333-___________) originally filed with the Securities and Exchange Commission on July 22, 1998 (the "Form S-1 Registration
                                               ---------------------
Statement").
---------

Item 2.   Exhibits
          --------

               The following exhibits are filed as a part of this Registration
               Statement:

               2.1 Amended and Restated Certificate of Incorporation -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

               2.2 Form of Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State-- incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

               2.3 Bylaws -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

               2.4 Third Amended and Restated Investors' Rights Agreement dated as of August 6, 1997 by and among the Registrant and certain holders of Registrant's capital stock-- incorporated herein by reference to Exhibit 10.6 to the Form S-1 Registration Statement.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: July 22, 1998              METAWAVE COMMUNICATIONS
                                 CORPORATION



                                 By: /s/ Vito E. Palermo
                                    -----------------------------------------
                                    Vito E. Palermo
                                    Senior Vice President,
                                    Chief Financial Officer and Secretary

                               INDEX TO EXHIBITS

                                                                           Sequentially
                                                                           ------------
 Exhibit No.                        Description                            Numbered Page
 -----------                        -----------                            -------------

    2.1     Amended and Restated Certificate of Incorporation         Incorporated by
            -- incorporated herein by reference to Exhibit            reference
            3.1 to the Form S-1 Registration Statement.

    2.2    Form of Amended and Restated Certificate of                Incorporated by
           Incorporation -- incorporated herein by reference          reference
           to Exhibit 3.3 to the Form S-1 Registration
           Statement.

    2.3    Bylaws -- incorporated herein by reference to              Incorporated by
           Exhibit 3.2 to the Form S-1 Registration                   reference
           Statement.

    2.4    Third Amended and Restated Investors' Rights               Incorporated by
           Agreement dated as of August 6, 1997 by and among          reference
           the Registrant and certain holders of
           Registrant's capital stock-- incorporated herein
           by reference to Exhibit 10.6 to the Form S-1
           Registration Statement.